UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 16, 2010, Emergent BioDefense Operations Lansing LLC, a wholly-owned subsidiary of Emergent BioSolutions Inc. (“Emergent”), entered into a Supply Agreement (the “Agreement”) with Hollister-Stier Laboratories LLC (“Hollister-Stier”) pursuant to which Hollister-Stier has agreed to continue to provide filling services for BioThrax® (Anthrax Vaccine Adsorbed) following the expiration of the parties’ current agreement on December 31, 2010.

The Agreement requires Hollister-Stier to provide filling services for BioThrax during an initial five-year period commencing January 1, 2011, with two additional automatic two-year renewal periods, each of which will trigger at Emergent’s discretion.  Additionally, Emergent is obligated to utilize Hollister-Stier for 75% of Emergent’s BioThrax filling requirements during the term of the Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	EMERGENT BIOSOLUTIONS INC.
	By:	/s/R. Don Elsey R. Don Elsey Chief Financial Officer